UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 24, 2013

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On and effective January 24, 2013, the Board of Directors (the “Board”) of Office Depot, Inc. (the “Company”) amended and restated the Company’s bylaws to extend, until February 25, 2013, the deadline for stockholders to nominate candidates for election to the Board at the Company’s 2013 annual meeting of stockholders (the “2013 Annual Meeting”).

The foregoing description is qualified in its entirety by the text of the amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Company’s press release regarding the amendment and restatement of its bylaws.

Additional Information and Where to Find It

The Company plans to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and white proxy card on Schedule 14A in connection with the 2013 Annual Meeting (the “2013 Proxy Materials”). The 2013 Proxy Materials will contain important information about the Company, the 2013 Annual Meeting and related matters. Stockholders are urged to read the 2013 Proxy Materials carefully when they are available. Stockholders will be able to obtain free copies of the 2013 Proxy Materials and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov and by contacting the Company’s Department of Investor Relations at 6600 North Military Trail, Boca Raton, FL 33496. In addition, stockholders can obtain free copies of the documents filed with the SEC on the Company’s website at www.officedepot.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the 2013 Annual Meeting. Information regarding the Company’s executive officers and directors is included in the Company’s definitive proxy statement, which was filed with the SEC on March 15, 2012. The 2013 Proxy Statement regarding the 2013 Annual Meeting will provide more information about participants in the solicitation of proxies from the Company’s stockholders, which participants may have interests different from the Company’s stockholders generally. You can obtain free copies of these documents from the Company using the contact information above.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 3.1	Amended and Restated Bylaws of Office Depot, Inc., effective January 24, 2013.

Exhibit 99.1	Press release of Office Depot, Inc. issued on January 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

OFFICE DEPOT, INC.

Date: January 24, 2013

	By:	/s/ Elisa D. Garcia C.

Elisa D. Garcia C.
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit 3.1	Amended and Restated Bylaws of Office Depot, Inc., effective January 24, 2013.

Exhibit 99.1	Press release of Office Depot, Inc. issued on January 24, 2013.